Exhibit 1.1

                Shares

RADIUS BANCORP INC.

COMMON STOCK

($0.0001 par value per share)

UNDERWRITING AGREEMENT

            , 2014

            , 2014

ROBERT W. BAIRD & CO. INCORPORATED

    As Representative of the Several Underwriters

    Identified in Schedule II Annexed Hereto

c/o Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Ladies and Gentlemen:

Radius Bancorp Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule II hereto (the “Underwriters”), and certain stockholders of the Company (the “Selling Stockholders”) named in Schedule I hereto severally propose to sell to the several Underwriters, subject to the terms and conditions stated herein, an aggregate of                 shares of the common stock, $0.0001 par value per share of the Company (the “Firm Shares”), of which                 shares are to be issued and sold by the Company and                 shares are to be sold by the Selling Stockholders, each Selling Stockholder selling the number of Firm Shares set forth opposite such Selling Stockholder’s name in Schedule I hereto.

The Company also proposes to issue and sell to the several Underwriters, subject to the terms and conditions stated herein, up to an additional                 shares of common stock, $0.0001 par value per share of the Company (the “Additional Shares”), if and to the extent that you, Robert W. Baird & Co. Incorporated (“Baird”), as shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The shares of common stock, $0.0001 par value per share of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock.” The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as the “Sellers.”

The Company has prepared and filed, in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (registration no. 333-199014), including a form of prospectus, relating to the public offering of the Shares (the “Offering”). The registration statement, as amended at the time it became effective, including the exhibits and documents filed as part thereof and information contained in the prospectus filed as part of the registration statement pursuant to Rule 424 under the Securities Act or otherwise deemed to be part of the registration statement pursuant to Rule 430A or 430C under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company files an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include the Rule 462 Registration Statement. The Company has also filed with, or transmitted for filing to, or shall promptly after the date of this Agreement file with or transmit for filing to, the Commission pursuant to Rule 424(b) under the Securities Act a final prospectus (in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) that meets the requirements of Section 10(a) of the Securities Act (the “Prospectus”). The term “Preliminary Prospectus,” as of any time, means any preliminary form of prospectus included in the Registration Statement immediately prior to such time, or filed with the Commission pursuant to Rule 424(a) under the Securities Act at such time, that omits certain information as permitted by Rule 430A(a) under the Securities Act. The “Preliminary Prospectus” without reference to a time means the Preliminary Prospectus included in the Registration Statement or deemed a part of the Registration Statement pursuant to Rule 430A under the Securities Act immediately prior to the Time of Sale (as defined below). The “Prospectus” shall be deemed to include the “electronic Prospectus” provided for use in connection with the Shares as contemplated by Section 7(b) of this Agreement.

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act; “issuer free writing prospectus” has the meaning set forth in Rule 433 under the Securities Act; “Time of Sale Prospectus” means the Preliminary Prospectus, together with the free writing prospectuses, if any, each identified in Schedule III hereto (each, a “Permitted Free Writing Prospectus”); “Time of Sale” means     :        .m. (Central Time) on the date of this Agreement; “road show” has the meaning set forth in Rule 433(h)(4) under the Securities Act, and “bona fide electronic road show” has the meaning set forth in Rule 433(h)(5) under the Securities Act. As used herein, “Testing-the-Waters Communication” means any oral or written communication by the Company or any person authorized to act on behalf of the Company, with potential investors undertaken in reliance on Section 5(d) of the Securities Act. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. “Permitted Testing-the-Waters Communication” means any Written Testing-the-Waters Communication specifically authorized and approved by the Company to be made by Baird.

The Company has also prepared and filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a registration statement on Form 8-A (file no.                     ) to register the Common Stock under Section 12(b) or (g) of the Exchange Act, as applicable.

Baird has agreed to reserve a portion of the Shares to be purchased by it under this Agreement for sale to the Company’s directors, officers and employees (collectively, “Participants”), as set forth in the Prospectus under the heading “Underwriting – Directed Share Program” (the “Directed Share Program”). The

Shares to be sold by Baird pursuant to the Directed Share Program are referred to hereinafter as the “Directed Shares”. Any Directed Shares not orally confirmed for purchase by any Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters on the date hereof, on the Time of Sale, the Closing Date (as defined in Section 5) and on each Option Closing Date (as defined in Section 3), if any, that:

(a) The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Preliminary Prospectus or the Prospectus is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

(b) The Preliminary Prospectus filed as part of the Registration Statement or pursuant to Rule 424 under the Securities Act, when so filed, complied in all material respects with the Securities Act and the rules and regulations thereunder (including, without limitation, Rule 424, 430A or 430C under the Securities Act).

(c) (i) The Registration Statement, when it became effective and at the time of execution of this Agreement, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Registration Statement complies and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the rules and regulations thereunder; (iii) at no time during the period that begins on the date of the Preliminary Prospectus and ends immediately prior to the execution of this Agreement did the Preliminary Prospectus contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iv) the Preliminary Prospectus furnished to the Underwriters for delivery to prospective investors complied in all material respects with the Securities Act (including without limitation the requirements of Section 10 of the Securities Act); (v) the Time of Sale Prospectus does not, and at the Time of Sale, at the Closing Date and, if applicable, at each Option Closing Date, the Time of Sale Prospectus, as then amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vi) each Permitted Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus and was accompanied or preceded by the then-most recent Preliminary Prospectus, to the extent required by Rule 433 under the Securities Act; (vii) each road show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (viii) each individual Written Testing-the-Waters Communication, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (ix) the Prospectus, as of the date it is filed with the Commission pursuant to Rule 424(b) under the Securities Act, at the Closing Date and at each Option Closing Date, if any, will comply in all material respects with the Securities Act (including without limitation Section 10(a) of the Securities Act) and the rules and regulations thereunder and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this Section 1(c) do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus, the Preliminary Prospectus, any Permitted Free Writing Prospectus, any road show, any Written Testing-the-Waters Communication or the Prospectus or any amendments or supplements (or prospectus wrapper) thereto based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through Baird expressly for use therein, it being agreed that the only information furnished by the Underwriters to the Company expressly for use therein are the statements contained (i) in the first paragraph under the heading “Commissions and Discounts” and (ii) under the heading “Price Stabilization, Short Positions and Penalty Bids,” in each case under the caption “Underwriting” in the Time of Sale Prospectus and Prospectus (collectively, the “Underwriter Information”).

(d) Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectus, the Permitted Free Writing Prospectuses and/or any Permitted Testing-the-Waters Communication; the Company has not, directly or indirectly, prepared, used or referred to any free writing prospectuses, without the prior written consent of Baird, other than the Permitted Free Writing Prospectuses, any Permitted Testing-the-Waters Communication and road shows furnished or presented to Baird before first use. Each Permitted Free Writing Prospectus has been prepared, used or referred to in compliance with Rules 164 and 433 under the Securities Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rules 164 and Rule 433 under the Securities Act; the conditions set forth in Rule 433(b)(2) under the Securities Act are satisfied, and the Registration Statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Securities Act, satisfies the requirements of Section 10 of the Securities Act, including a price range where required by rule;

neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the Shares, free writing prospectuses pursuant to Rules 164 and 433 under the Securities Act; each Permitted Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act; and, in the case of any bona fide electronic road shows by the Company, the Company has complied with the requirements of Rule 433(d)(8)(ii) under the Securities Act.

(e) The Company was not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares contemplated by the Registration Statement.

(f) From the time of initial confidential submission of the Registration Statement (or, if earlier, the first date on which the Company engaged in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(g) The Company (i) has not alone engaged in any Testing-the-Waters Communication and (ii) has not authorized anyone other than Baird to engage in such communications; the Company reconfirms that Baird have been authorized to act on its behalf in undertaking Testing-the-Waters Communications; the Company has not distributed any Written Testing-the-Waters Communication; as of the Applicable Time, each Written Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Written Testing-the-Waters Communication, if any, does not, as of the date hereof, conflict with the information contained in the Registration Statement, the Preliminary Prospectus and the Prospectus; and the Company has filed publicly on the Commission’s EDGAR database at least 21 calendar days prior to any “road show” (as defined in Rule 433 under the Securities Act), any confidentially submitted registration statement and registration statement amendments relating to the offer and sale of the Shares.

(h) The Shares are approved for listing on the NASDAQ Global Market (the “Exchange”), subject only to official notice of issuance. To the Company’s knowledge, there are no affiliations or associations between (i) any member of the Financial Industry Regulatory Authority (“FINRA”) and (ii) the Company or any of its subsidiaries or any of their officers, directors or 5% or greater security holders or any beneficial owner of the Company’s or any of its subsidiaries’ unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date on which the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus and the Prospectus.

(i) The Company is duly registered as a savings and loan holding company under the Home Owners’ Loan Act of 1933, as amended, with respect to Radius Bank and has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not (i) have a material adverse effect on the assets, business, condition (financial or otherwise), management, results of operations, earnings or prospects of the Company and its subsidiaries, taken as a whole, or (ii) prevent or materially interfere with consummation of the transactions contemplated hereby (the occurrence of any such effect, prevention, interference or result described in the foregoing clause (i) or (ii) being herein referred to as a “material adverse effect”).

(j) Each subsidiary of the Company has been duly organized, is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect; all of the issued equity securities of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, security interests, equities or claims. The deposit accounts of the Company’s subsidiary depository institution are insured up to the applicable limits by the Deposit Insurance Fund of the Federal Deposit Insurance Corporation (the “FDIC”) to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceeding for the revocation or termination of such insurance has been instituted or is pending or, to the knowledge of the Company, is threatened.

(k) This Agreement has been duly authorized, executed and delivered by the Company.

(l) The authorized, issued and outstanding capitalization of the Company is as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement, Time of Sale Prospectus and the Prospectus, as the case may be, and the grant of options under existing stock option plans described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The authorized capital stock of the Company conforms and will conform as to legal matters to the description thereof contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and such description conforms in all material respects to the rights set forth in the instruments defining the same. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) no shares of Common Stock of the Company are reserved for any purpose, (ii) there are no outstanding securities convertible into or exchangeable for any shares of Common Stock of the Company, (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of Common Stock or any other securities of the Company, and (iv) the Company has not granted to any person or entity a stock option or other equity-based award of or to purchase shares of Common Stock or any other securities of the Company pursuant to an equity-based compensation plan or otherwise.

(m) The shares of Common Stock outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized, are validly issued, fully paid and non-assessable, have been issued in compliance with applicable securities laws and were not issued in violation of any preemptive or similar rights.

(n) The Shares to be sold by the Company and the Selling Stockholders have been duly authorized and, when issued and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to or in violation of any preemptive or similar rights. Upon payment of the purchase price and issuance and delivery of the Shares to be issued and sold by the Company in accordance herewith, the Underwriters will receive good, valid and marketable title to such Shares, free and clear of all liens, charges, security interests, encumbrances or claims. The certificates, if any, to be used to evidence the Shares will be in substantially the form filed as an exhibit to the Registration Statement and will, on the Closing Date and each Option Closing Date, be in proper form and will comply in all material respects with all applicable legal requirements, the requirements of the Company’s articles or certificate of incorporation and bylaws and the requirements of the Exchange.

(o) Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries pursuant to, or constitute a default or a Debt Repayment Triggering Event (as defined below) under (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over the Company or any subsidiary; (ii) the articles or certificate of incorporation or bylaws (or charter and other organizational documents) of the Company or any of its subsidiaries; or (iii) any contract, agreement, obligation, covenant or instrument to which the Company or any of its subsidiaries (or any of their respective assets) is subject or bound, except, in the case of clauses (i) and (iii), for those conflicts, breaches, violations, impositions or defaults that would not result in a material adverse effect. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving or notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption of repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(p) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Exchange), or approval of the Company’s shareholders, is required in connection with the issuance and sale of the Shares or the consummation of the transactions contemplated hereby, other than (i) registration of the Shares under the Securities Act, which has been effected (or, with respect to any Rule 462 Registration Statement, will be effected in accordance with Rule 462(b) under the Securities Act), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (iii) such approvals as have been obtained in connection with the listing of the Shares on the Exchange or (iv) under the FINRA Rules.

(q) There are no actions, suits, claims, investigations, inquiries or proceedings (collectively, “Actions”) pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of its subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the Exchange), other than such Actions that are accurately described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or such Actions that, if resolved adversely to the Company or any of its subsidiaries, would not, individually or in the aggregate, have a material adverse effect. There are no Actions that are required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and are not so described. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(r) The Company and its subsidiaries are not, and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, none of them will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(s) The Company’s securities are not rated by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(t) Crowe Horwath LLP, who have certified certain financial statements and supporting schedules of the Company included in the Registration Statement, Time of Sale Prospectus and Prospectus are an independent registered public accounting firm with respect to the Company within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and as required by the Securities Act.

(u) The financial statements included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company and its subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Securities Act and the Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, if any, comply with the requirements of the Securities Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company and its subsidiaries to which such data relate; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not included as required; the Company and its subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or “variable interest entities”), not described in the Time of Sale Prospectus and the Prospectus; and all disclosures contained in the Time of Sale Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(v) All statistical or market-related data included in the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required. Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

(w) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable

Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not have a material adverse effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would have a material adverse effect.

(x) Except as disclosed in the Time of Sale Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(y) Except as disclosed in the Time of Sale Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(z) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) there has not occurred any material adverse change, any development involving a prospective material adverse change or any development that would reasonably be expected to result in a material adverse change in the assets, business, condition (financial or otherwise), management, results of operations, earnings or prospects of the Company and its subsidiaries, taken as a whole; (ii) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (iii) the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; (iv) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (v) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries: except in each such case as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(aa) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Time of Sale Prospectus.

(bb) Each of the Company and its subsidiaries owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as being owned or licensed by it or that is necessary for the conduct of, or material to, its businesses (collectively, the “Intellectual Property”), except where the failure to own or possess such rights would not, individually or in the aggregate, result in a material adverse effect, and the Company is unaware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of its subsidiaries with respect to the Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries has infringed or is infringing the intellectual property of a third party, and neither the Company nor any of its subsidiaries has received notice of a claim by a third party to the contrary, except where such infringement would not, singly or in the aggregate, result in a material adverse effect.

(cc) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Time of Sale Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect. Neither the Company nor any of its subsidiaries is in violation of any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for such violations as would not have a material adverse effect.

(dd) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are adequate in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect.

(ee) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect.

(ff) No subsidiary of the Company is subject to any material direct or indirect prohibition on paying any dividends to the Company, on making any other distribution on such subsidiary’s capital stock, on repaying to the Company any loans or advances to such subsidiary from the Company or on transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the Time of Sale Prospectus.

(gg) The Company has taken and will take all necessary actions to ensure that, upon and at all times after the effectiveness of the Registration Statement, so long as the Company has a class of securities registered under Section 12 of the Exchange Act, the Company and any of the officers and directors of the Company, in their capacities as such, will be in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) solely to the extent that the Sarbanes-Oxley Act is applicable to the Company and the officers and directors of the Company. Except as disclosed in the Time of Sale Prospectus and the Prospectus, the Company has not, directly or indirectly, extended credit, arranged to extend credit or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or any of its subsidiaries, or to or for any family member or affiliate of any director or executive officer of the Company or any of its subsidiaries.

(hh) The Company maintains “internal control over financial reporting” (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including without limitation internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective in performing the functions for which it was established, and, except as described in the Time of Sale Prospectus, since the end of the Company’s most recent audited fiscal year, there has been no significant deficiency or material weakness in the design or operation of the Company’s internal control over financial reporting (whether or not remediated) that is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ii) The Company maintains “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and principal financial officer by others within those entities, and such disclosure controls and procedures are effective in performing the functions for which they were established.

(jj) Neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Time of Sale Prospectus or the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement.

(kk) There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus which have not been described as required.

(ll) Except as disclosed in the Registration, the Time of Sale Prospectus and the Prospectus, the Company has no material lending or other relationship with any Underwriter (or an affiliate thereof) and does not intend to use any of the proceeds from the sale of the Shares to repay any outstanding debt to any Underwriter (or an affiliate thereof).

(mm) All tax returns required to be filed by the Company or any of its subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided or which if not paid would not individually or in the aggregate result in a material adverse effect.

(nn) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA. The Company and its subsidiaries and affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure continued compliance therewith.

(oo) The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (commonly known as the USA PATRIOT Act), the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(pp) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”) or located, organized or resident in a country or territory that is the subject of Sanctions (including within limitation Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of funding, financing or facilitating the activities of any person or in any country or territory that at such time is the subject of Sanctions or in any other matter that will result in a violation of Sanctions by any person. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person or in any country or territory that at the time of the dealing or transaction is or was the subject of Sanctions.

(qq) Except as described in the Time of Sale Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(rr) Neither the Company nor any of its subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(ss) Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, neither the Company nor any of its subsidiaries is a party to or subject to any order, decree, agreement, memorandum of understanding or similar agreement or other regulatory enforcement action or proceeding with or by, or is a party to or recipient of a commitment letter, supervisory letter or similar undertaking to or from, or is subject to any directive by, any regulatory authority charged with the supervision or regulation of depository institutions or engaged in the insurance of deposits (including the FDIC) or the supervision or regulation of the Company or any of its subsidiaries, and neither the Company nor any of its subsidiaries has been advised by any such regulatory authority that such regulatory authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, commitment letter, supervisory letter or similar undertaking which would, singly or in the aggregate, result in a material adverse effect. There is no unresolved violation, criticism or exception by any such regulatory authority with respect to any examination of the Company and its subsidiaries which would, singly or in the aggregate, reasonably be expected to result in a material adverse effect.

(tt) Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than employee stock options) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of the Company or one of its subsidiaries or for the account of a customer of the Company or one of its subsidiaries, were entered into in the ordinary course of business and in accordance with applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed to be financially responsible at the time. The Company and each of its subsidiaries have duly performed in all material respects all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder which would, singly or in the aggregate, reasonably be expected to result in a material adverse effect.

(uu) Each of the Company, the Company’s subsidiaries and their respective “ERISA Affiliates” (as defined below) are in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (collectively, “ERISA”). No “reportable event” (as defined in ERISA) has occurred with respect to any “employee benefit plan” (as defined in ERISA) for which the Company, any of the Company’s subsidiaries or their respective ERISA Affiliates would have any liability. None of the Company, the Company’s subsidiaries or their respective ERISA Affiliates have incurred, or expect to incur, material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the “Code”). Each “employee benefit plan” for which the Company, any of the Company’s subsidiaries or any of their respective ERISA Affiliates would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and, to the Company’s knowledge, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification. “ERISA Affiliate” means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA of which the Company or such subsidiary is a member.

(vv) Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, neither the Company nor any of its subsidiaries is a party to a letter of intent, accepted term sheet or similar instrument or any binding agreement that contemplates an acquisition, disposition, transfer or sale of the assets (as a going concern) or capital stock of the Company or of any subsidiary or business unit or any similar business combination transaction which would be material to the Company and its subsidiaries taken as a whole.

(ww) None of the Company, any of the Company’s subsidiaries or, to the knowledge of the Company, any Affiliate of the Company or any of its subsidiaries has: (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or (C) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(xx) Neither the Company nor any of its subsidiaries has participated in any reportable transaction, as defined in Treasury Regulation Section 1.6011- (4)(b)(1).

(yy) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

(zz) The Company has not offered, or caused the Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

2. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly with the other Selling Stockholders, represents and warrants to and agrees with each of the Underwriters on the date hereof, on the Closing Date and on each Option Closing Date, if any, that:

(a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder, and is a valid and binding agreement of such Selling Stockholder.

(b) The Power of Attorney appointing certain individuals as such Selling Stockholder’s attorneys in fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the “Power of Attorney”) has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder.

(c) Neither the execution and delivery by such Selling Stockholder of, nor the performance by such Selling Stockholder of its obligations under, this Agreement and the Power of Attorney will conflict with, contravene, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any assets of such Selling Stockholder pursuant to, or constitute a default under (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over such Selling Stockholder; (ii) the certificate of incorporation or bylaws (or other organizational documents) of such Selling Stockholder, if applicable, or (iii) any contract, agreement, obligation, covenant or instrument to which such Selling Stockholder (or any of its assets) is subject or bound; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Power of Attorney of such Selling Stockholder, except for such consents, approvals, authorizations and orders as have been obtained and made under the Securities Act and except, in the case of (c)(i) and (iii) above, for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement or perform any of its respective obligations under this Agreement or the Power of Attorney; such as may be required by the securities or blue sky laws of the various jurisdictions in connection with the offer and sale of the Shares.

(d) Such Selling Stockholder now and, on the Closing Date and on each Option Date, will be the lawful owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement, and has, and on the Closing Date and on each Option Closing Date will have, valid marketable title to, or a valid “security entitlement” (within the meaning of Sections 8-102 and 8-501 of the New York Uniform Commercial Code (the “UCC”)) in respect of, the number of Shares to be sold by such Selling Stockholder, free and clear of all “adverse claims” (within the meaning of Section 8-102 of the UCC), and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder or a security entitlement in respect of such Shares.

(e) Upon payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has “notice of any adverse claim” (within the meaning of Section 8-105 of the UCC) to such Shares), (i) DTC shall be a “protected purchaser” of such Shares (within the meaning of Section 8-303 of the UCC), (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares, and (iii) no action based on any “adverse claim” (within the meaning of 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (x) DTC will be registered as a “clearing corporation” (within the meaning of Section 8-102 of the UCC), (y) appropriate entries to the accounts of each of the Underwriters on the records of DTC will have been made pursuant to the UCC, and (z) DTC’s jurisdiction for purposes of Section 8-110 of the UCC is the State of New York.

(f) Such Selling Stockholder has not, prior to the execution of this Agreement, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the then most recent Preliminary Prospectus.

(g) If such Selling Stockholder is a beneficial owner of 5% or more of the outstanding Common Stock or of any unregistered equity securities of the Company that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, such Selling stockholder does not have any association or affiliation with a member of FINRA.

(h) Such Selling Stockholder has not taken any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(i) Such Selling Stockholder (i) does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, (ii) does not have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement, except for such rights as such Selling Stockholder has waived prior to the date hereof and as have been described in the Registration Statement and Time of Sale Prospectus, and (iii) does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Time of Sale Prospectus.

(j) Such Selling Stockholder is not currently subject to any U.S. sanctions administered by OFAC and will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(k) (i) The Registration Statement, when it became effective and at the time of execution of this Agreement, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (ii) at no time during the period that begins on the date of the Preliminary Prospectus and ends immediately prior to the execution of this Agreement did the Preliminary Prospectus contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) the Time of Sale Prospectus does not, and at the Time of Sale, at the Closing Date and, if applicable, each Option Closing Date, the Time of Sale Prospectus, as then amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iv) the Prospectus, as of the date it is filed with the Commission pursuant to Rule 424(b) under the Securities Act, at the Closing Date and at each Option Closing Date, if any, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this Section 2(k) are limited exclusively to statements or omissions of material fact made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, Preliminary Prospectus, Time of Sale Prospectus, or the Prospectus, it being understood and agreed that the only such information furnished by or on behalf of any Selling Stockholder consists of the legal name and address of, and the number of shares beneficially owned and offered by such Selling Stockholder, and the other information with respect to such Selling Stockholder that appears under the caption “Principal and Selling Stockholders” in the Preliminary Prospectus, Time of Sale Prospectus and Prospectus and, if such Selling Stockholder is an executive officer or director of the Company, the information with respect to such Selling Stockholder that appears under the caption “Management” in the Preliminary Prospectus, Time of Sale Prospectus and Prospectus (the “Selling Stockholder Information”).

3. Agreements to Sell and Purchase. The Company hereby agrees to issue and sell                 Shares, and each Selling Stockholder, severally and not jointly, hereby agrees to sell the number of Shares set forth opposite such Selling Stockholder’s

name in Schedule I hereto, to the several Underwriters at a price of $        per share (the “Purchase Price”), and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions herein set forth, agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder at the Purchase Price the number of Firm Shares (subject to such adjustments to eliminate fractional shares as Baird may determine) set forth opposite the name of such Underwriter set forth in Schedule II hereto that bears the same proportion to the number of Firm Shares to be sold by each such Seller as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

Moreover, the Company hereby agrees to issue and sell up to                     Additional Shares to the Underwriters at the Purchase Price and the Underwriters, upon the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, shall have the right (but not the obligation) to purchase, severally and not jointly, up to the Additional Shares at the Purchase Price. Baird may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares or later than ten business days after the date of such notice. Additional Shares may be purchased by the Underwriters solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as Baird may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

4. Terms of Public Offering. It is understood that the Underwriters propose to offer the Shares for sale to the public initially at $        per share (the “Public Offering Price”) and to certain dealers selected by Baird at a price that represents a concession not in excess of $        per share under the Public Offering Price, as set forth in the Prospectus.

5. Payment and Delivery. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in Milwaukee against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., Central Time, on             , 2014, or at such other time on the same or such other date, not later than             , 2014, as shall be designated in writing by Baird. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in Milwaukee against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., Central Time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than             , 2014, as shall be designated in writing by Baird.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as Baird shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to Baird on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) for the accounts of the Underwriters, unless Baird shall otherwise instruct. The certificates for the Shares, if any, will be made available for inspection and packaging by Baird at the office of DTC or its designated custodian not later than 12:00 p.m., Central Time, on the business day prior to the Closing Date or Optional Closing Date, as the case may be.

6. Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters are subject to the condition that all representations and warranties on the part of the Company and each Selling Stockholder contained in this Agreement are, on the date hereof, on the Closing Date and on each Option Closing Date, if any, true and correct, the condition that the Company and each Selling Stockholder have performed their respective obligations required to be performed prior to the Closing Date and the following further conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date and each Option Closing Date, if any, there shall not have occurred any change, or any development involving a prospective change, in the assets, business, condition (financial or otherwise), management, operations, earnings or prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that makes it, in Baird’s judgment, impracticable or inadvisable to offer or sell the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, a certificate, dated the Closing Date or such Option Closing Date, as the case may be, and signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that (i) the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date or such Option Closing Date, as the case may be; (ii) that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or such Option Closing Date, as the case may be; and (iii) that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened, and as to such other matters as Baird may reasonably request. The delivery of the certificate provided for in this Section 6(b) shall constitute a representation and warranty of the Company as to the statements made in such certificate.

(c) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date, and signed by each Selling Stockholder, to the effect that the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as of the Closing Date, and that such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date, and as to such other matters as Baird may reasonably request.

(d) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, an opinion of Hogan Lovells US LLP, outside counsel for the Company, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriters to the effect set forth in Exhibit A hereto. In rendering such opinion, Hogan Lovells US LLP, may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and its subsidiaries and of public officials. The opinion of Hogan Lovells US LLP shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(e) The Underwriters shall have received on the Closing Date an opinion of Bowditch & Dewey, LLP counsel for the Selling Stockholders, dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Underwriters to the effect set forth in Exhibit B hereto. In rendering such opinion, Bowditch & Dewey, LLP may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of the Selling Stockholders. The opinion of Bowditch & Dewey, LLP shall be rendered to the Underwriters at the request of the Selling Stockholders and shall so state therein.

(f) The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, an opinion of Kilpatrick Townsend & Stockton LLP, counsel for the Underwriters, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters. In rendering such opinion, Kilpatrick Townsend & Stockton LLP, may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and its subsidiaries and of public officials.

(g) The Underwriters shall have received, on each of the date hereof, the Closing Date and each Option Closing Date, if any, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Crowe Horwath LLP, independent public accountants, addressed to the Underwriters and copied to each member of the Company’s board of directors who signed the Registration Statement at any time, containing statements and information of the type ordinarily included in accountants’

“comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date and each Option Closing Date, as the case may be, shall use a “cut-off date” not earlier than three days prior to the delivery thereof.

(h) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 7(b) hereof, and any issuer free writing prospectus or other material required to be filed by the Company pursuant to Rule 433 under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act and in accordance with Section 7(b) hereof. No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus shall have been issued, and no proceedings for such purpose shall have been instituted or threatened by the Commission; no notice of objection of the Commission to the use of the Registration Statement shall have been received; and all requests for additional information on the part of the Commission shall have been complied with to Baird’s satisfaction. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or each Option Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction, decree or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or each Option Closing Date, as the case may be, prevent the issuance or sale of the Shares.

(i) The “lock-up” agreements, each substantially in the form of Exhibit C hereto, between Baird and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to Baird on or before the date hereof, shall be in full force and effect on the Closing Date.

(j) The Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance.

(i) FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to Baird on the applicable Option Closing Date of such documents as Baird may reasonably request, including certificates of officers of the Company, legal opinions and an accountants’ comfort letter, and other matters related to the issuance of such Additional Shares.

7. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) To furnish to Baird, without charge,                     signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to Baird in Milwaukee, Wisconsin, without charge, prior to 10:00 a.m. Central Time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(g) or 7(h) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments (including prospectus wrappers) thereto or to the Registration Statement as Baird may request.

(b) To cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to Baird and the other Underwriters an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of Time of Sale Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to Baird, including, but not limited to, portable document format, or PDF, that may be transmitted electronically by Baird and the other Underwriters to offerees and purchasers of the Shares; and (ii) it shall disclose the same information as the paper Time of Sale Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate. The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Time of Sale Prospectus.

(c) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to Baird a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which Baird objects, to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act the Prospectus required to be filed pursuant to such Rule, to file any issuer free writing prospectus to the extent required by Rule 433 under the Securities Act.

(d) To furnish to Baird a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which Baird objects.

(e) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(f) To advise Baird promptly (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any supplement to the Prospectus or any issuer free writing prospectus or any Permitted Testing-the-Waters Communication or any amendment to the Prospectus has been filed or distributed, (iv) of any request by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus or Prospectus or for additional information with respect thereto, or (v) of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus; and if the Commission should enter such a stop order, to use its best efforts to obtain the lifting or removal of such order as soon as possible.

(g) If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(h) If, during such period after the first date of the Offering as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses Baird will furnish to the Company) to which Shares may have been sold by Baird on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(i) If, at or after the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Rule 462 Registration Statement, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Securities Act, as soon as possible; and the Company will advise Baird promptly and, if requested by Baird, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A or 430C under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such Rules).

(j) To file in a timely manner all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Shares.

(k) Promptly to furnish such information or to take such action as Baird may reasonably request and otherwise to qualify the Shares for offer and sale under the securities or “blue sky” laws of such states and other jurisdictions (domestic or foreign) as Baird shall reasonably request, and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process in any jurisdiction (excluding service of process with respect to the offer and sale of the Shares); and to promptly advise Baird of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(l) To make generally available to the Company’s security holders and to Baird as soon as practicable an earnings statement covering a period of at least 12 months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(m) To use its best efforts to cause the Shares to be listed on the Exchange and to maintain such listing.

(n) During the period beginning on the date hereof and ending 180 days after the date of the Prospectus, and without the prior written consent of Baird with the authorization to release the lock-up letter on behalf of the Underwriters, not to (i) issue, offer, sell, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, forward contract, hedging transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether such transaction described in clause (i) or (ii) above is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (iv) publicly disclose or announce an intention to effect any transaction specified in clause (i), (ii) or (iii) above. The restrictions contained in the preceding sentence shall not apply to (A) the Shares to be sold hereunder, (B) the grant of options to purchase shares of Common Stock pursuant to the Company’s stock option plans under the terms of such plans in effect on the date hereof and disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, provided such options are granted at fair market value and in amounts and with exercise terms consistent with the Company’s past practice, or the sale of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans (or the filing of a registration statement on Form S-8 to register shares of Common Stock issuable under such plans), or (C) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date of the Underwriting Agreement of which Baird has been advised in writing, or (D) the issuance of shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock in connection with an acquisition or strategic investment as long as (x) the aggregate number of shares of Common Stock issued or issuable does not exceed 10% of the number of shares of Common Stock outstanding immediately after the issuance and sale of the Shares, and (y) each recipient of any such shares or other securities executes a “lock-up” letter substantially the same as those described in Section 5(g) above for the remainder of such 180-day restricted period. If Baird agrees to release or waive the restrictions set forth in a lock-up letter described in Section 5(g) above for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release through a major news service at least two business days before the effective date of the release or waiver.

(o) To prepare, if Baird so requests, a final term sheet relating to the Offering, containing only information that describes the final terms of the Offering in a form consented to by Baird, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date on which the final terms have been established for the Offering.

(p) To comply with Rule 433(d) under the Securities Act (without reliance on Rule 164(b) under the Securities Act) and with Rule 433(g) under the Securities Act.

(q) Not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(r) Not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Securities Act) or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, except in each case other than the Prospectus.

(s) To maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

(t) To apply the net proceeds to the Company from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(u) To use its commercially reasonable efforts to cause the Securities to be eligible for clearance through DTC.

(v) To promptly notify Baird if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) the time when a prospectus relating to the Shares is not required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) and (b) the expiration of the lock-up period described in Section 6(n) above.

(w) If at any time following the distribution of any Permitted Testing-the-Waters Communication, there occurred or occurs an event or development as a result of which such Permitted Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Permitted Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(x) In connection with the Directed Share Program, to ensure that the Directed Shares will be restricted to the extent and for the period required by FINRA from sale, transfer, assignment, pledge or hypothecation, and will direct the transfer agent to place stop transfer restrictions upon such Directed Shares for such period of time.

(y) To comply with all applicable securities and other laws, in each jurisdiction in which the Directed Shares are offered in connection with a Directed Share Program.

8. Covenants of the Selling Stockholders. Each Selling Stockholder covenants to each Underwriter as follows:

(a) Such Selling Stockholder has or shall furnish to Baird on or prior to the date hereof, a “lock-up” agreement in substantially the form of Exhibit C hereto, which lock-up agreement shall be duly authorized, executed and delivered by such Selling Stockholder.

(b) Each Selling Stockholder agrees to advise Baird promptly, and if requested by Baird, confirm such advice in writing, so long as delivery of a prospectus relating to the Shares by an underwriter or dealer may be required under the Securities Act, any change in information contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus that relates to such Selling Stockholder.

(c) Such Selling Stockholder will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Shares or any other reference security, whether to facilitate the sale or resale of the Shares or otherwise, and such Selling Stockholder will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M. If the limitations of Rule 102 do not apply with respect to the Shares or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Representatives (or, if later, at the time stated in the notice), such Selling Stockholder will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply.

(d) Such Selling Stockholder shall deliver to Baird prior to the Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholders is a non-United States person) or Form W-9 (if the Selling Stockholders is a United States Person).

(e) Such Selling Stockholder shall not prepare or have prepared on its behalf or use or refer to, any “prospectus” (within the meaning of the Securities Act), other than the Prospectus, or any free writing prospectus or Testing-the-Waters Communication in connection with the offer or sale of the Shares.

9. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its and the Selling Stockholders’ obligations (excluding fees and expenses of counsel for and other advisors to the Selling Stockholders) under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any securities or blue sky memorandum in connection with the offer and sale of the Shares under the securities laws of the jurisdictions in which the Shares may be offered or sold and all expenses in connection with the qualification of the Shares for offer and sale under such securities laws as provided in Section 7(k) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters, not to exceed $7,500, in connection with such qualification and in connection with a “blue sky” memorandum, (iv) all filing fees and the fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by FINRA, not to exceed $7,500, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the Exchange, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Offering, including, without limitation, expenses associated with the preparation or dissemination of any road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel (including 50% of the cost of any chartered aircraft) and lodging expenses of the representatives and officers of the Company and any such consultants, (ix) the document production charges and expenses associated with printing this Agreement, (x) all expenses in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with offers and sales outside of the United States and the preparation of any prospectus wrappers or disclosures deemed advisable or necessary to comply with foreign securities laws, (xi) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program and (xii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

Whether or not the sale of the Shares provided for herein is consummated, the Selling Stockholders will pay or cause to be paid all costs and expenses incident to the performance of the Selling Stockholders’ obligations hereunder that are not otherwise specifically provided for in this Section 9, including (i) any fees and expenses of counsel for and other advisors to the Selling Stockholders and (ii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholders to the Underwriters hereunder.

Except as expressly set forth herein, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make. Notwithstanding the above, if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 is not satisfied, because of any termination of this Agreement by the Underwriters pursuant to Section 12 hereof or because of any refusal, inability or failure on the part of the Company to perform any obligation or covenant hereunder or comply with any provision hereof other than by reason of a default by any of the Underwriters, then the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by such Underwriters in connection with this Agreement or in furtherance of the Offering.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

10. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities, including actions and other proceedings in respect thereof and including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such claim, action or other proceeding (any of the foregoing being a “Loss”), caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, any issuer information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show, any Written Testing-the-Waters Communication or the Prospectus or any amendment or supplement or wrapper thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable under this Section 10(a) to the extent that such Losses are caused by, arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with the Underwriter Information furnished to the Company in writing by such Underwriter through Baird expressly for use therein.

(b) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all Losses caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, any issuer information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any Written Testing-the-Waters Communication or the Prospectus or any amendment or supplement or wrapper thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made therein in reliance upon and in conformity with the Selling Stockholder Information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use therein. The liability of each Selling Stockholder under this Section 10(b) shall be limited to an amount equal to the aggregate Public Offering Price of the Shares sold by such Selling Stockholder under this Agreement.

(c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all Losses caused by, arising from or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, any issuer information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show, any Written Testing-the-Waters Communication or the Prospectus or any amendment, supplement or wrapper thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made therein in reliance upon and in conformity with the Underwriter Information furnished to the Company in writing by such Underwriter through Baird expressly for use therein.

(d) In case any claim, action or other proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 10(a), 10(b) or 10(c) such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate law firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate law firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and (iii) the fees and expenses of more than one separate law firm (in addition to any local counsel) for all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate law firm for the Underwriters and such control persons and affiliates of any Underwriters, such law firm shall be designated in writing by Baird. In the case of any such separate law firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate law firm for the Selling Stockholders and such control persons of any Selling Stockholders, such law firm shall be designated in writing by the Selling Stockholders or those persons named as attorneys in fact for the Selling Stockholders under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, then the indemnifying party agrees to indemnify the indemnified party from and against any Loss by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on Losses that are the subject matter of such proceeding.

(e) To the extent the indemnification provided for in Section 10(a), 10(b) or 10(c) is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the Offering shall be deemed to be in the same respective proportions as the net proceeds from the Offering (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 10 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The liability of each Selling Stockholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the net proceeds (before deducting expenses) from the Offering received by such Selling Stockholder under this Agreement.

(f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 10(e). Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 10 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

11. Directed Share Program Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act (the “Underwriter Entities”) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable under this Section 11(a)(i) to the extent that such losses, claims, damages and liabilities are caused by, arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with the any information furnished to the Company in writing by any Underwriter Entity through Baird expressly for use therein; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Underwriter Entities.

(b) In case any proceeding (including any governmental investigation) shall be instituted involving any Underwriter Entity in respect of which indemnity may be sought pursuant to Section 11(a), the Underwriter Entity seeking indemnity, shall promptly notify the Company in writing and the Company, upon request of the Underwriter Entity, shall retain counsel reasonably satisfactory to the Underwriter Entity to represent the Underwriter Entity and any others the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Underwriter Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Underwriter Entity unless (i) the Company shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Underwriter Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the Underwriter Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriter Entities. Any such separate firm for the Underwriter Entities shall be designated in writing by Baird. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Underwriter Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Underwriter Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed the Underwriter Entity in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of Baird, effect any settlement of any pending or threatened proceeding in respect of which any Underwriter Entity is or could have been a party and indemnity could have been sought hereunder by such Underwriter Entity, unless such settlement includes an unconditional release of the Underwriter Entities from all liability on claims that are the subject matter of such proceeding.

(c) To the extent the indemnification provided for in Section 11(a) is unavailable to an Underwriter Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company in lieu of indemnifying the Underwriter Entity thereunder, shall contribute to the amount paid or payable by the Underwriter Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter Entities on the other hand from the offering of the Directed Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriter Entities on the other hand in connection with any statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the Underwriter Entities for the Directed Shares, bear to the aggregate Public Offering Price of the Directed Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Company on the one hand and the Underwriter Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company or by the Underwriter Entities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d) The Company and the Underwriter Entities agree that it would not be just or equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriter Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(c). Notwithstanding the provisions of this Section 11, no Underwriter Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares were offered to the Participants exceeds the amount of any damages that such Underwriter Entity has otherwise been required to pay. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(e) The indemnity and contribution provisions contained in this Section 11 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter Entity or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Directed Shares.

12. Termination. The Underwriters may terminate this Agreement by notice given by Baird to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (a) there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus or the Prospectus, any material adverse effect, whether or not arising in the ordinary course of business, (b) trading generally shall have been suspended or materially limited or minimum or maximum prices shall have been established, or maximum ranges for prices have been required, on, or by, as the case may be, any of the New York Stock Exchange, the NYSE MKT, LLC, or the NASDAQ Global Market, or by order of the Commission or FINRA or any other governmental authority, (c) trading of any securities of the Company shall have been suspended or materially limited on any exchange or in any over-the-counter market, (d) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (e) any moratorium or material limitation on commercial banking activities shall have been declared by Federal or state authorities, (f) there shall have occurred any outbreak or escalation of hostilities, act of terrorism involving the United States or declaration by the United States of a national emergency or war, or (g) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (f) or (g), makes it, in Baird’s judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus (exclusive of any supplement thereto).

13. Effectiveness; Defaulting Underwriters. (a) This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

(a) If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date (the “Defaulted Shares”), then Baird shall have the right in its discretion to arrange for the purchase by one or more of the non-defaulting Underwriters, or any other underwriters, of all but not less than all of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth. If within 36 hours after such default by any Underwriter, Baird does not arrange for the purchase of such Defaulted Shares, then the Sellers shall be entitled to a further period of 36 hours (which may be waived by the Sellers) within which to procure another party or other parties satisfactory to Baird to purchase the Defaulted Shares on such terms as are acceptable to the Sellers. In the event that, within the respective prescribed periods, Baird notifies the Company that it has so arranged for the purchase of the Defaulted Shares, or the Sellers notify Baird that they have so arranged for the purchase of the Defaulted Shares, Baird or the Sellers shall have the right to postpone the Closing Date or an Option Closing Date, as the case may be, for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Time of Sale Prospectus or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement, the Time of Sale Prospectus or the Prospectus which may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to the Defaulted Shares.

(b) If, after giving effect to any arrangements for the purchase of Defaulted Shares by Baird or the Sellers as provided in subsection (a) above, the aggregate number of Defaulted Shares that remains unpurchased does not exceed one-tenth of the aggregate number of the Shares to be purchased on such date, then the Sellers shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase under this Agreement at the Closing Date or an Option Closing Date, as the case may be, and, in addition, to require each non-defaulting Underwriter to purchase its pro rata shares (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Defaulted Shares for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of Defaulted Shares by Baird or the Sellers as provided above, the aggregate number of Defaulted Shares that remains unpurchased exceeds one-tenth of the aggregate number of the Shares to be purchased on the Closing Date or an Option Closing Date, as the case may be, or if the Sellers shall not exercise the right described in subsection (b) above to require the non-defaulting Underwriters to purchase the Defaulted Shares, then this Agreement (or, with respect to an Option Closing Date, the obligations of the Underwriters to sell the Additional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Sellers, except for expenses to be borne by the Company and the Underwriters as provided in Section 9 and the indemnification and contribution agreements in Sections 10 and 11 hereof; but nothing herein shall relieve any defaulting Underwriter from liability for its default.

14. Default by the Selling Stockholders. If one or more of the Selling Stockholders shall fail or refuse on the Closing Date to sell and deliver the number of Shares that the Selling Stockholder is obligated to sell hereunder, then the Underwriters may, at the option of Baird, by notice from Baird to the Company, terminate this Agreement without liability on the fault of any non-defaulting party. In any such case any of the Baird, the Company or the Selling Stockholders shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus and in any other documents or arrangements may be effected. Any action taken under this Section shall not relieve the defaulting Selling Stockholder from liability in respect of any default of the Selling Stockholder under this Agreement.

15. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Selling Stockholders and the Underwriters set forth or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Stockholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the Shares. The provisions of Sections 9, 10 and 11 hereof shall survive the termination or cancellation of this Agreement.

16. Entire Agreement; No Advisory or Fiduciary Relationship. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to the preparation of any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b) The Company and the Selling Stockholders acknowledge that in connection with the offering of the Shares: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company, any Selling Stockholder or any other person; (ii) the Underwriters owe the Company and the Selling Stockholders only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any; (iii) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the Offering and each of the Company and the Selling Stockholders has consulted its, her or his respective legal, accounting, regulatory and tax advisors to the extent that it, she or he deemed appropriate; and (iv) the Underwriters may have interests that differ from those of the Company and the Selling Stockholders. Each of the Company and the Selling Stockholders waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the Offering.

17. Intended Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Stockholders and their respective successors. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any individual or entity, other than the Underwriters, the Company and the Selling Stockholders and their respective successors, and the controlling persons, affiliates, officers and directors referred to in Sections 9, 10 and 11 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement is intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons, affiliates, officers and directors and their heirs and legal representatives, and for the benefit of no one else.

18. Partial Unenforceability. The invalidity or unenforceability of any Section, subsection, paragraph, clause or other provision of this Agreement shall not affect the validity or enforceability of any other Section, subsection, paragraph, clause or other provision hereof. If any Section, subsection, paragraph, clause or other provision of this Agreement is for any reason determined to be invalid or unenforceable, then there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make the remainder of this Agreement valid and enforceable.

19. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

20. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

21. TRIAL BY JURY. THE COMPANY (ON ITS BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SUBSIDIARIES, SHAREHOLDERS AND AFFILIATES), EACH OF THE SELLING STOCKHOLDERS AND EACH OF THE UNDERWRITERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

22. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

23. Notices. All communications hereunder shall be in writing and effective only upon receipt and shall be delivered, mailed or sent to the parties as follows:

(a)	If to the Underwriters, to:

Robert W. Baird & Co. Incorporated
Attention: Mark C. Micklem
1717 K Street, NW, Suite 910
Washington, D.C. 20036
Fax: (202) 303-1850

with a copy to:

Legal Department
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Fax: (414) 298-7800

(b)	If to the Company, to:

Michael A. Butler
President and Chief Executive Officer
Radius Bancorp Inc.
One Harbor Street, Suite 201
Boston, MA 02210

with a copy to:

Richard A. Schaberg, Esq.
555 13th Street, NW
Washington, DC 20004
Fax: (202) 637-5910

(c)	If to the Selling Stockholders, to:

New England Carpenters’ Pension Fund
New England Carpenters’ Guaranteed Annuity Fund
Attention:
350 Fordham Road
Wilmington, Massachusetts 01887
Fax:

and

Empire State Carpenters’ Pension Fund
Attention:
270 Motor Parkway
Hauppauge, New York 11788
Fax:

with a copy to:

Fax:

Very truly yours,

RADIUS BANCORP INC.

By:
Name:	Michael A. Butler
Title:	President and Chief Executive Officer

NEW ENGLAND CARPENTERS’ PENSION FUND

By:
Name:
Title:

NEW ENGLAND CARPENTERS’ GUARANTEED ANNUITY FUND

By:
Name:
Title:

EMPIRE STATE CARPENTERS’ PENSION FUND

By:
Name:
Title:

Accepted as of the date hereof

ROBERT W. BAIRD & CO. INCORPORATED

Acting severally on behalf of themselves and

      the several Underwriters named in

      Schedule II hereto

By:	Robert W. Baird & Co. Incorporated

By:
Name:
Title:

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